UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2018

12 ReTech Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10785 W. Twain Ave., Suite 210

Las Vegas, Nevada 89135

Tel: 530-539-4329

(Address of principal executive offices, including Zip Code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

a.	Engagement of New Independent Registered Public Accounting Firm.

On September 17, 2018, 12 ReTech Corporation engaged a new audit firm Rose, Snyder & Jacobs, LLP (RSJ) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2017 and during the subsequent interim period from January 1, 2018 through June 30, 2018, neither the Company nor anyone on its behalf consulted RSJ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RSJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

b.	Termination of Independent Registered Public Accounting Firm.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“RM”) has mutually resigned as the Company’s independent registered public accounting firm. The audit reports of RM on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2016 and December 31, 2017, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2017 and during the subsequent interim period from January 1, 2018 through June 30, 2018, there were no disagreements between the Company and RM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RM’s satisfaction, would have caused RM to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RM with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of RM’s letter to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(d) Exhibits.

Exhibit No.	Description

(16.1) SEC Letter	Letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C. To SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2018

12 Retech Corporation

/s/ Angelo Ponzetta
By:	Angelo Ponzetta
Its:	Chief Executive Officer